Exhibit 99.1


                     IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE


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                                         :
In re:                                   :     Chapter 11
                                         :
STONE & WEBSTER, INCORPORATED,           :     Case No. 00-2142 (PJW)
et al.,                                  :
                                         :     Jointly Administered
                           Debtors.      :
                                         :     Related Docs:  4422, 4473, 4474
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                   ORDER (I) APPROVING DISCLOSURE STATEMENT;
               (II) RECORD DATE, VOTING DEADLINE AND PROCEDURES
                  FOR TEMPORARY ALLOWANCE OF CERTAIN CLAIMS;
                (III) PROCEDURES FOR FILING OBJECTIONS TO PLAN;
               AND (IV) SOLICITATION PROCEDURES FOR CONFIRMATION


         Upon the motion (the "Solicitation Procedures Motion") of the above-captioned debtors and debtors-in-possession (the "Debtors") seeking an order, pursuant to 11 U.S.C. ss.ss. 105(a), 1125, and 1126 and Rules 3003, 3017, 3018 and 3020 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), requesting entry of an order approving: (i) the Disclosure Statement; (ii) a voting record date, voting deadline, and procedures for temporary allowance of certain claims for voting purposes;
(iii) procedures for filing objections to the Third Amended Joint Plan of the Debtors in Possession, the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with respect to (I) Stone & Webster, Incorporated and Certain of Its Subsidiaries and Affiliates and (II) Stone & Webster Engineers & Constructors, Inc. and Certain of Its Subsidiaries and Affiliates (the "Third Joint Plan"); and (iv) procedures for soliciting and tabulating votes on the Third Joint Plan. The Court having reviewed the Disclosure Statement With Respect to the Third Amended Joint Plan of the Debtors in Possession, the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with respect to (I) Stone & Webster, Incorporated and Certain of Its Subsidiaries and Affiliates and (II) Stone & Webster Engineers & Constructors, Inc. and Certain of Its Subsidiaries and Affiliates, dated August 12, 2003 (the "Disclosure Statement"); a hearing having been held on August 27, 2003 (the "Disclosure Statement Hearing"), at which time all interested parties were afforded an opportunity to be heard with respect to the Disclosure Statement and the Solicitation Procedures Motion; and the Court having reviewed and considered (i) the Disclosure Statement, and objections thereto, if any, and (ii) the arguments of counsel made, and the evidence proffered or adduced at the Disclosure Statement Hearing; and it appearing to the Court that (i) it has jurisdiction over the matters raised in the Solicitation Procedures Motion under 28 U.S.C. ss.ss. 157 and 1334; (ii) this is a core proceeding under 28 U.S.C. ss. 157(b)(2);
(iii) the relief requested in the Motion is in the best interests of the Debtors, their estates and their creditors; (iv) proper and adequate notice of the Motion and the hearing thereon has been given and that no other or further notice is necessary; and (v) upon the record herein after due deliberation thereon, that the relief should be granted as set forth below,

         IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

A.       Approval of the Disclosure Statement

               1. Pursuant to Bankruptcy Rule 3017(b), (a) the Disclosure Statement is approved as containing adequate information within the meaning of section 1125 of chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101, et. seq. (the "Bankruptcy Code"), and (b) each of the objections to the Disclosure Statement are withdrawn, reserved for confirmation of the Third Joint Plan, rendered moot by reason of modifications to the Disclosure Statement, or overruled.

B.       Establishment of Record Date, Voting Deadline, and
         Procedures for Temporary Allowance of Certain Claims

               2. Record Date. Notwithstanding anything to the contrary in Bankruptcy Rule 3018(a), the record date (the "Record Date") for determining
(a) creditors and interest holders entitled to receive Solicitation Packages and other notices and (b) creditors entitled to vote to accept or reject the Third Joint Plan shall be August 27, 2003.

               3. Voting Deadline. The last date and time by which ballots for accepting or rejecting the Third Joint Plan must be received by the Voting Agents in order to be counted shall be October 20, 2003 at 4:00 p.m. (Eastern
Time) (the "Voting Deadline"). Ballots must be returned to the Voting Agents on or before the Voting Deadline by (a) mail in the return envelope provided with each ballot or (b) overnight delivery, in order to be counted. Ballots submitted by facsimile transmission only shall not be counted.

               4. Procedures for Temporary Allowance of Certain Claims for
                  Voting

               (a) Claims to Which Objections Have Been Filed. Any holder of a claim or interest to which an objection to expunge or disallow such claim has been filed on or before September 15, 2003, shall not be entitled to vote on the Third Joint Plan and shall not be counted in determining whether the requirements of Bankruptcy Code section 1126(c) have been met with respect to the Third Joint Plan (except to the extent and in the manner as may be set forth in the objection) (a) unless the claim has been temporarily allowed for voting purposes pursuant to Bankruptcy Rule 3018(a) and in accordance with this Order or (b) except to the extent that, on or before the Voting Deadline, the objection to such claim or interest has been resolved in favor of the creditor or interest holder asserting the claim or interest. Nothing in these procedures shall affect the Debtors', the Creditors' Committee, the Equity Committee's or any other party's right to object to any proof of claim on any other ground or for any other purposes.

               5. Recipients of an objection to expunge their claim or interest shall receive a Solicitation Package which includes a Notice of Non-Voting Status Due to Objection, substantially in the form attached as Exhibit A to this Order, in lieu of a ballot. The Notice of Non-Voting Status Due to Objection shall inform such person or entity that its claim has been objected to and, absent filing a Rule 3018(a) Motion by the Rule 3018(a) Motion Deadline, in the manner described below, it is precluded from submitting a vote for such claim. Such persons may contact the Creditor Voting Agent to receive a ballot for any such claim if a Rule 3018(a) Motion is timely filed.

               6. Rule 3018(a) Motions and Deadline. The 3018(a) Motion Deadline for filing motions request temporary allowance of a movant's claim or interest for purposes of voting pursuant to Rule 3018(a) shall be October 1, 2003, at 4:00 p.m. (Eastern Time). Such Motions must be filed and served on the Notice Parties and in the manner set forth herein so as to be received not later than 4:00 p.m. (Eastern Time) on the Rule 3018(a) Motion Deadline.

               7. Any party timely filing and serving a Rule 3018(a) Motion shall be provided a ballot and be permitted to cast a provisional vote to accept or reject the Third Joint Plan. If, and to the extent that, the Debtors, the Creditors' Committee, the Equity Committee, Federal or Maine Yankee (collectively, the "Solicitation Proponents") and such party are unable to resolve the issues raised by the Rule 3018(a) Motion before the Voting Deadline, then at the Confirmation Hearing, the Court shall determine whether the provisional ballot should be counted as a vote on the Third Joint Plan.

C.       Approval of the Form and Manner of Confirmation
         Hearing Notice, Objection Deadline Thereto, and
         Procedures for Filing Confirmation Objections

               8. Pursuant to Bankruptcy Rule 3017(c), the hearing on confirmation of the Third Joint Plan (the "Confirmation Hearing") shall commence on October 31, 2003, at 10:00 a.m. (Eastern Time).

               9. Form of Confirmation Hearing Notice. The Confirmation Hearing Notice attached to this Order as Exhibit B is hereby approved.

               10. Notice to Parties Under Bankruptcy Rules 2002(b), 2002(d), 2002(j) and 2002(k). The Plan Proponents shall include a copy of the Confirmation Hearing Notice in the solicitation materials to be mailed by the Voting Agents no later than September 15, 2003 (the "Solicitation Mailing Deadline") to holders of claims and interests in Classes 1A, 2A, 3A, 5A, 6A, 7A, 8A, 9A, 10A, 1B, 2B, 3B, 5B, 6B, 7B, 8B, 9B, and 10B(1) under the Third
Joint Plan.

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1        Holders of claims and interests in Classes 1A, 2A, 6A, 10A, 1B, 2B,
         6B, 7B, 8B, 9B, and 10B will not be mailed a Solicitation Package. However, holders of claims in Classes 1A, 2A, 1B and 2B will be mailed an Unimpaired Creditor Notice. Holders of claims and interests in Classes 6A, 10A, 6B, 7B, 8B, 9B and 10B will be mailed a Notice of Non-Voting Status.


               11. Manner of Notice by Publication. In addition to including the Confirmation Hearing Notice in the Solicitation Packages, the Solicitation Proponents shall supplement such notice by causing the Confirmation Hearing Notice to be published in the national edition of The Wall Street Journal, the Boston Globe, and the Boston Herald on or before September 15, 2003.

               12. Objection Deadline and Procedures for Confirmation
                   Objections.

               (a) Pursuant to Bankruptcy Rule 3020(b)(1), objections to confirmation of the Third Joint Plan ("Confirmation Objections") shall be filed and served by 4:00 p.m. (Eastern Time) on October 20, 2003 (the "Confirmation Objection Deadline"). Confirmation Objections not timely filed and served in accordance with this Order shall not be considered.

               (b) Confirmation Objections, if any, must (a) be in writing,
(b) comply with the Bankruptcy Rules and Local Rules, (c) set forth the name of the objector and the nature and amount of any claim or interest asserted by the objector against or in the Debtors (specifying the appropriate Debtor) their estates or their property, (d) state with particularity the legal and factual bases for the objection, and (e) be filed with the Court together with proof of service, and served by personal service, overnight delivery, or first class mail, so as to be RECEIVED no later than the Confirmation Objection Deadline, by the following Notice Parties:

         Counsel for the Debtor

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  One Rodney Square
                  P.O. Box 636
                  Wilmington, Delaware  19899-0636
                  Attn:  Gregg M. Galardi, Esq.
                         Eric M. Davis, Esq.

         U.S. Trustee

                  U.S. Department of Justice
                  The Office of the United States Trustee
                  District of Delaware
                  844 North King Street
                  Wilmington, Delaware 19801
                  Attn: Margaret Harrison, Esq.

         Counsel for the Creditors' Committee

                  Orrick, Herrington & Sutcliffe LLP
                  666 Fifth Avenue
                  New York, New York   10103-0002
                  Attn:  Anthony J. Princi, Esq.
                         Lorraine S. McGowen, Esq.

                                    - and -

                  Landis Rath & Cobb LLP
                  919 Market Street, Suite 600
                  P.O. Box 2087
                  Wilmington, Delaware 19801
                  Attn: Adam G. Landis, Esq.

         Counsel for the Equity Committee

                  Bell Boyd & Lloyd LLC
                  70 West Madison Street
                  Chicago, Illinois 60602
                  Attn: David F. Heroy, Esq.
                        Carmen H. Lonstein, Esq.

                                    - and -

                  Bifferato, Bifferto & Gentilotti
                  1308 Delaware Avenue
                  Wilmington, Delaware 19899
                  Attn:  Ian Connor Bifferato, Esq.

         Counsel for Federal Insurance Company

                  Manier & Herod
                  150 4th Avenue North, Suite 2200
                  Nashville, Tennessee  37219
                  Attn:  Sam H. Poteet, Jr., Esq.
                         Thomas T. Pennington, Esq.

                                    - and -

                  Duane Morris LLP
                  1100 North Market Street
                  Suite 1200
                  Wilmington, Delaware 19801-1246
                  Attn:  Michael R. Lastowski, Esq.

         Counsel for Maine Yankee Atomic Power Company

                  Pierce Atwood
                  One Monument Square
                  Portland, Maine  04101
                  Attn:  William J. Kayatta, Jr., Esq.

                                    - and -

                  Marcus, Clegg & Mistretta, P.A.
                  100 Middle Street, East Tower
                  Portland, Maine  04101-4102
                  Attn:  George J. Marcus, Esq.

                                    - and -

                  Ferry, Joseph & Pearce, P.A.
                  824 Market Street, Suite 904
                  P.O. Box 1351
                  Wilmington, Delaware 19899-1351
                  Attn: Michael B. Joseph, Esq.
                        Theodore J. Tacconelli, Esq.

D.       Solicitation Procedures

         13. Duties of Voting Agents. In connection with the solicitation of votes with respect to the Third Joint Plan, Trumbull Services, LLC ("Trumbull") shall act as the voting agent for all creditors whose claims relate to matters other than holding the Debtors' Securities (the "Creditor Voting Agent"), Innisfree M&A Incorporated ("Innisfree") shall act as the voting agent for all interest holders whose claims relate to holding the Debtors' Securities (the "Securities Voting Agent"), and Mellon Investor Services ("Mellon") shall act as the exchange agent for the Debtors' Securities (the "Exchange Agent"). The Voting Agents are authorized and directed to assist the Solicitation Proponents in: (i) mailing Solicitation Packages and other notices, (ii) receiving, tabulating, and reporting on ballots cast for or against the Third Joint Plan by holders of claims against the Debtors, (iii) responding to inquiries from creditors and interest holders relating to the Third Joint Plan, the Disclosure Statement, the ballots and matters related thereto, including, without limitation, the procedures and requirements for voting to accept or reject the Third Joint Plan and for objecting to the Third Joint Plan, (iv) soliciting votes on the Third Joint Plan, and (v) if necessary, contacting creditors and interest holders regarding the Third Joint Plan. The Exchange Agent is authorized and directed to assist the Solicitation Proponents in tendering the shares of the Debtors' Securities and making payments from the Equity Settlement Fund to holders of the Debtors' Securities who vote in favor of the Third Joint Plan.

         14. Ballots. The ballots in substantially the forms attached hereto as Exhibits C-1 to C-9, are approved and shall be used in connection with the solicitation of votes on the Third Joint Plan by holders (and record holders) of claims against the Debtors in Classes 3A, 5A, 7A, 8A, 9A, 3B, and 5B. The form of ballots attached hereto each contain sufficient disclosure regarding third party releases contained in the Third Joint Plan.

         15. All creditor ballots shall be accompanied by pre-addressed, postage prepaid return envelopes addressed to the Creditor Voting Agent at Trumbull Services, LLC, P.O. Box 673, Windsor, Connecticut 06095-9718, Attn:
Stone & Webster Balloting Center. All ballots sent to the holders of Class 9A SWINC Equity Interests shall be accompanied by pre-addressed, postage prepaid return envelopes addressed to either (a) the holder of record of the Beneficial Owner thereof or (b) if the ballot is prevalidated, the Securities Voting Agent at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, Attn: Stone & Webster, Incorporated.

         16. Content and General Transmittal of Solicitation Packages. Pursuant to Bankruptcy Rule 3017(d), on or before the Solicitation Mailing Deadline, the Solicitation Proponents shall transmit or cause to be transmitted, to the persons listed below, by United States mail, first class postage prepaid, or by hand or by overnight courier, a Solicitation Package containing a copy or conformed printed version of:

         (a)      the Confirmation Hearing Notice;

         (b)      the Disclosure Statement;

         (c) the Third Joint Plan (which shall be furnished in the Solicitation Package as Appendix B to the Disclosure Statement);

         (d) this Solicitation Procedures Order (with no Exhibits attached);

         (e) solicitation letters, if any, from the Official Committee of Unsecured Creditors and the Official Committee of Equity Security Holders;

         (f) to the extent applicable, a ballot and/or notice appropriate for the specific creditor or equity holder, in substantially the forms approved by this Order and attached hereto (as may be modified for particular classes with instructions attached thereto).

         17. Pursuant to Bankruptcy Rule 3017(d), on or before the Solicitation Mailing Deadline, the Solicitation Proponents shall transmit or cause to be transmitted, to the Class 9A SWINC Equity Interests, in a manner customary in the securities industry so as to maximize the likelihood that beneficial owners of the Debtors' publicly held Securities will receive the materials in a timely fashion, a Securities Solicitation Package containing a copy or conformed printed version of:

         (a)      the Confirmation Hearing Notice;

         (b) the Plan Summary, which is the Executive Summary to the Disclosure Statement (a copy of which is attached hereto as Exhibit D);

         (c) the address to a website that has posted on it a copy of the Disclosure Statement and Third Joint Plan in their entirety;

         (d) this Solicitation Procedures Order (with no Exhibits attached);

         (e) solicitation letters, if any, from the Official Committee of Unsecured Creditors and the Official Committee of Equity Security Holders;

         (f) to the extent applicable, a ballot and/or notice appropriate for the specific creditor or equity holder, in substantially the forms approved by this Order and attached hereto (as may be modified for particular classes with instructions attached thereto).

         18. The Solicitation Proponents shall file all exhibits and schedules to the Third Joint Plan and/or appendices to the Disclosure Statement with the Court on or before October 20, 2003.

         19. In addition to the parties set forth in paragraph 10 above, the following creditors and other persons shall receive the Solicitation Package or the Securities Solicitation Package, as applicable, (with exclusions noted herein and elsewhere in the Order): (i) the United States Trustee; (ii) the District Director of the Internal Revenue Service; (iii) the Securities and Exchange Commission; (iv) counsel to the Creditors' Committee; (v) counsel to the Equity Committee; (vi) creditors holding allowed claims designated as impaired and entitled to vote on the Third Joint Plan (Classes 3A, 5A, 7A, 8A, 9A, 3B and 5B)(2) (A) who have filed timely proofs of claim (or untimely proofs of claim that have been allowed as timely by the Court under applicable law on or before the Record Date) that have not been disallowed by an order of the Court entered on or before the Solicitation Mailing Date and that are not the subject of a pending objection as of the Solicitation Mailing Date,

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2    Classes 1A, 2A, 1B and 2B are deemed to have accepted the Third Joint
     Plan and will only receive the Unim paired Creditor Notice.


(B) whose claims are scheduled in the Debtors' Amended Schedules of Assets and Liabilities filed with the Court (other than those scheduled as (x) unliquidated, contingent or disputed) or (y) zero or unknown in amount), provided that such scheduled claims have not been amended and superseded by proofs of claim filed with respect thereto, or (C) whose claims are listed on the Voting Table, other than those listed as not entitled to vote on the Third Joint Plan.

         20. So as to avoid duplication and reduced expenses, creditors who have filed duplicate claims in any given class shall receive only one Solicitation Package and allowed one ballot for voting their claims with respect to that class.

         21. Transmittal to Certain Claim and Interestholders. The distribution of Solicitation Packages shall be subject to the following procedures as described below:

         (a) Contingent, Unliquidated, and Disputed Claims.

                      (i) Pursuant to Bankruptcy Rule 3003(c)(2), all persons or entities whose claim or interest is (A) either (i) not scheduled,
         (ii) scheduled as disputed, contingent, or unliquidated or (iii) scheduled as zero or unknown in amount, and (B) who failed to timely file a proof of claim shall not be treated as a creditor with respect to such claim for the purpose of voting and distribution. Except as otherwise provided for herein, such claimants or interest holders shall not be mailed any documents or notices.

                      (ii) For all persons or entities who timely filed a proof of claim reflecting a claim or a portion of a claim that is unliquidated, the Solicitation Proponents shall distribute a Solicitation Package, which contains a ballot and the Confirmation Hearing Notice informing such person or entity that his, her, or its claim has been allowed temporarily for voting purposes only, and not for purposes of allowance or distribution, for that portion of such claim that is not unliquidated, or, if the entire claim is reflected as unliquidated, then such claim will be counted for purposes of determining whether a sufficient number of the allowed claims in such class has voted to accept the Third Joint Plan but the allowed amount of the claim for voting purposes will be $0, subject to the right of such holder to file a Rule 3018 Motion in the manner and by the time described in this Order.

                      (iii) For all persons who timely filed a proof of claim reflecting a claim or a portion of a claim that is contingent, such claim shall be disallowed in its entirety for voting purposes, subject to the right of such holder to file a Rule 3018 Motion in the manner and by the time described in this Order. The Solicitation Proponents shall send holders of such claims the Confirmation Hearing Notice, in lieu of a Third Joint Plan, Disclosure Statement and ballot, informing such person or entity that his, her, or its claim has been disallowed in its entirety for voting purposes, subject to the right of such holder to file a Rule 3018 Motion in the manner and by the time described in this Order.

                      (iv) For all persons or entities who timely filed a proof of claim reflecting a claim that is the subject of the Debtors' non-substantive objections (the "Reclassification Objections") seeking to reclassify their filed claims as claims that are properly nonpriority unsecured claims but were filed as secured or priority unsecured claim in these cases (the "Reclassified Claims"), and for all persons or entities who timely filed a proof of claim reflecting a claim that is the subject of the Debtors' non-substantive objections (the "Reallocation Objections") seeking to reallocate their filed claims as claims against a Debtor other than the Debtor listed in the claims registry in these cases (the "Reallocated Claims"), absent a response from such persons or entities, the Solicitation Proponents shall distribute a Solicitation Package, which contains a Confirmation Hearing notice and a ballot for the proper class based on the Reclassification Objection or the Reallocation Objection, respectively.

         (b) Unimpaired Creditors. Pursuant to Bankruptcy Code section 1126(f), Classes 1 and 2 are deemed Unimpaired Creditors, and, therefore, are conclusively presumed to accept the Third Joint Plan; hence, solicitation of votes with respect to such classes of claims is not required. Therefore, such classes of claims shall receive an Unimpaired Creditor Notice in lieu of a Solicitation Package. The Unimpaired Creditor Notice in substantially the form attached hereto as Exhibit E is approved and shall be used to give Unimpaired Creditors (i) notice of the filing of the Third Joint Plan, (ii) notice of the specific Third Joint Plan provisions with respect to Unimpaired Creditors,
(iii) instructions regarding the various ways to obtain and/or view copies of the Disclosure Statement and Third Joint Plan and other documents, (iv) information regarding the Confirmation hearing, and (v) detailed directions for filing objections to confirmation of the Third Joint Plan.

         (c) Holders of Public Securities Entitled to Vote (Class 9A SWINC Equity Interests).

                      (i) The Solicitation Proponents shall transmit the Solicitation Packages to holders of Class 9A SWINC Equity Interests by mailing or delivering the Securities Solicitation Packages no later than the Solicitation Mailing Deadline to (i) each registered holder of Securities as of the Record Date (the "Record Holders") and
         (ii) to each bank or brokerage firm, or agent therefor, identified by the Debtors or the Securities Voting Agent as an entity through which Beneficial Owners hold the Securities. In addition, Master Ballots shall be distributed to the Record Holders in accordance with customary procedures in the publicly-traded securities industry.

                      (ii) To facilitate the mailing to holders of Class 9A SWINC Equity Interests, the transfer agent for the Class 9A SWINC Equity Interests shall provide the Securities Voting Agent, within five business days after the date of this Order, with an electronic file containing the names, addresses and holdings of the respective Record Holders of the Debtors' Securities as of the Record Date, or, if unable to provide an electronic file, two sets of pressure-sensitive labels and a list containing the same information.

                      (iii) The Record Holders are ordered to distribute Securities Solicitation Packages and other notices to the Beneficial Owners within five business days of receipt of the Securities Solicitation Packages and other notices.

                      (iv) The Record Holders are authorized and directed to follow one of two options to obtain votes of Beneficial Owners. First, Record Holders may forward the Securities Solicitation Package to the Beneficial Owners of the Securities for voting, which Package shall include a Beneficial Owner Ballot substantially in the form attached hereto as Exhibit C-6 and a return envelope provided by, and addressed to the Record Holder. Under this option, the Record Holders must summarize the individual votes of their Beneficial Owners from the Beneficial Owner Ballots on a Master Ballot in substantially the form attached hereto as Exhibit C-5. The Record Holders shall then return the Master Ballot to the Securities Voting Agent.

                      (v) Alternatively, the Record Holders may prevalidate a Beneficial Owner Ballot (a "Prevalidated Ballot") by signing that ballot and by indicating on that ballot the Beneficial Owner for the Securities, the number of shares owned by such Beneficial Owner, and the appropriate account number through which the Beneficial Owner's holdings are derived. The Record Holder shall then forward the Securities Solicitation Package, including the Prevalidated Ballot and a return envelope addressed to the Securities Voting Agent, to the Beneficial Owner for voting by the Beneficial Owner.

                      (vi) Record Holders shall pursue the first option, described above, entailing the use of Beneficial Owner Ballots and Master Ballots unless such Record Holders are incapable of doing so, in which case they shall employ the option entailing the use of Prevalidated Ballots.

                      (vii) The Debtors are authorized to reimburse Record Holders for their reasonable, actual, and necessary out-of-pocket expenses incurred in performing the tasks described above upon written request by such entities (subject to the Court's retaining jurisdiction to resolve any disputes over any request for reimbursement).

                      (viii) The Solicitation Proponents shall serve a copy of the Solicitation Procedures Order on the transfer agent of the Class 9A SWINC Equity Interests and each Record Holder identified by the Debtors and the Securities Voting Agent as an entity through which Beneficial Owners hold Securities.

         (d) Classes Not Entitled to Vote on the Third Joint Plan. Classes 6A, 10A, 6B, 7B, 8B, 9B, and 10B shall be deemed to have rejected the Third Joint Plan. The Solicitation Proponents shall mail or deliver, no later than the Solicitation Mailing Deadline, to holders of claims or interests in Classes 6A, 10A, 6B, 7B, 8B, 9B, and 10B a Notice of Non-Voting Status in substantially the form attached hereto as Exhibit F.

         22. When No Notice or Transmittal Necessary. Solicitation Packages shall not be sent to creditors whose claims are based solely on amounts scheduled by the Debtors but whose claims already have been paid in the full scheduled amount; provided, however, if, and to the extent that, any such creditor would be entitled to receive a Solicitation Package for any reason other than by virtue of the fact that its claim had been scheduled by the Debtors, such creditor will be sent a Solicitation Package in accordance with the procedures set forth above. In addition, no Solicitation Package shall be sent to any creditor who filed a proof of claim if the amount asserted in such proof of claim has already been paid.

         23. The Solicitation Proponents shall retain the discretion not to give notice or service of any kind upon any person to whom the Plan Proponents mailed a Disclosure Statement Hearing Notice and received any of such notices returned by the United States Postal Service marked "undeliverable as addressed," "moved - left no forwarding address" or "forwarding order expired," or similar reason, unless the Debtors have been informed in writing by such person or entity of that person's or entity's new address.

         24. Procedures for Vote Tabulation. A summary of the voting results shall be filed with the Court at least two days before the Confirmation Hearing.

         25. Any ballot timely received that contains sufficient information to permit the identification of the claimant and is cast as an acceptance or rejection of the Third Joint Plan will be counted and will be deemed to be cast as an acceptance or rejection, as the case may be, of the Third Joint Plan. Unless ordered otherwise, ballots counted in accordance with the above procedures shall only be counted as a rejection or acceptance, as the case may be, with respect to the individual Third Joint Plan proposed by the Debtor against which such person or entity has a claim. Ballots timely received that are cast in a manner that neither indicate an acceptance or rejection of the Third Joint Plan or that indicate both an acceptance and rejection of the Third Joint Plan shall not be counted.

         26. The following ballots shall not be counted or considered for any purpose in determining whether the Third Joint Plan has been accepted or rejected:

         (a)      Any ballot received after the Voting Deadline;

         (b) Any ballot that is illegible or contains insufficient information to permit the identification of the claimant;

         (c) Any ballot cast by a person or entity that does not hold a claim in a class that is entitled to vote to accept or reject the Third Joint Plan;

         (d) Any ballot cast for a claim identified as unliquidated, contingent or disputed and for which no Rule 3018(a) Motion has been filed by the Rule 3018(a) Motion Deadline;

         (e)      Any unsigned ballot; or

         (f)      Any ballot submitted by facsimile transmission.

         27. Notwithstanding Bankruptcy Rule 3018(a), whenever two or more ballots are cast voting the same claim before the Voting Deadline, the latest dated ballot received before the Voting Deadline will be deemed to reflect the voter's intent and thus to supersede any prior ballots. This procedure shall be without prejudice to the Solicitation Proponents' right to object to the validity of the second ballot on any basis permitted by law, and, if the objection is sustained, to count the first ballot for all purposes. In addition, the Plan Proponents may, in their sole discretion, allow a creditor to change its vote after the Voting Deadline without further order of the Court.

         28. Claim splitting is not permitted. Creditors who vote must vote all of their claims within a particular class to either accept or reject the Third Joint Plan.

         29. Counting Ballots from Beneficial Holders of Old Securities. All Record Holders electing to use the Master Ballot voting process shall retain for inspection by the Court the Beneficial Owner Ballots cast by Beneficial Owners for one year following the Voting Deadline. Record Holders electing to send Prevalidated Ballots to Beneficial Owners for direct return to the Securities Voting Agent shall retain for inspection by the Court a list of those Beneficial Owners to whom such Prevalidated Ballots were sent for one year following the Voting Deadline.

         30. To avoid double counting, (i) votes cast by Beneficial Owners holding Securities through Record Holders and transmitted by means of either a Master Ballot or a Prevalidated Ballot shall be applied against the positions held by such Record Holder or Beneficial Owner, respectively, with respect to such Securities, and (ii) votes submitted by a Record Holder on a Master Ballot of a Beneficial Owner on a Prevalidated Ballot shall not be counted to the extent they are in excess of the position maintained by the respective Record Holder or Beneficial Owner in the Securities on the Record Date.

         31. The following assumptions shall apply to Prevalidated Ballots:
(i) each Prevalidated Ballot shall be for a single account, and (ii) each vote shall be a separate vote and not duplicative of any other vote cast by other customers of such Record Holder (unless specific evidence exists that indicates that one vote is for the identical account number and amount of another vote).

         32. To the extent that conflicting votes or overvotes are submitted on a Master Ballot or Prevalidated Ballot, the Securities Voting Agent shall attempt to resolve the conflict or overvote before the Voting Deadline in order to ensure that as many Securities as possible are accurately tabulated.

         33. To the extent that overvotes on a timely received Master Ballot or Prevalidated Ballot are not reconcilable before preparation of the vote certification, the Securities Voting Agent shall count votes in respect of such Master Ballot or Prevalidated Ballot in the same proportion as the votes to accept and reject the Third Joint Plan submitted on the Master Ballot or Prevalidated Ballot that contained the overvote, but only to the extent of the applicable Record Holder's or Beneficial Owner's position on the Record Date in the Securities.

         34. Record Holders are authorized to complete multiple Master Ballots, and the votes reflected by such multiple Master Ballots shall be counted, except to the extent that they are duplicative of other Master Ballots. If two or more Master Ballots submitted are inconsistent in whole or in part, the latest Master Ballot received before the Voting Deadline shall, to the extent of such inconsistency, supersede and revoke any prior Master Ballot, subject to the Plan Proponents' right to object to the validity of the second Master Ballot on any basis permitted by law, including under Bankruptcy Rule 3018(a), and, if such objection is sustained, the first Master Ballot will then be counted.

         35. Each Record Holder or Beneficial Owner of the Securities shall be deemed to have voted the full number of shares relating to such Securities, notwithstanding anything to the contrary on any ballot.

         36. Each Beneficial Owner of an Allowed Class 9A Equity Interest that votes to accept the Third Joint Plan shall be deemed to authorize its Nominee to tender through the DTC ATOP system the Old Common Stock voted on the Master Ballot, along with the corresponding DTC VOI number, in exchange for a distribution from the Equity Settlement Fund. Each Registered Holder of an Allowed Class 9A Equity Interest that votes to accept the Third Joint Plan shall be sent a letter from the Exchange Agent instructing such Holder how to tender his or her shares of the Old Common Stock in order to receive a distribution from the Equity Settlement Fund. Once the Exchange Agent receives a Registered Holders' shares, the Exchange Agent shall be authorized to make a distribution from the Equity Settlement Fund based on such Holder's book-entry shares.

         37. Copies and Review of Documents. Copies of the Third Joint Plan and Disclosure Statement (including, after the Exhibit Filing Date, all Exhibits, Schedules and Appendices) and all pleadings and orders of the Bankruptcy Court are publicly available, at the Bankruptcy Court's general website address: www.deb.uscourts.gov (a PACER account is required).

         38. Copies of the Third Joint Plan and Disclosure Statement (including, after the Exhibit Filing Date, all Exhibits, Schedules and Appendices) may also be obtained, at the Debtors' expense by contacting the Creditor Voting Agent, Trumbull Services, LLC, P.O. Box 673, Windsor, Connecticut 06095-9718, telephone (860) 687-3917.

         39. Copies of the Third Joint Plan and Disclosure Statement (including, after the Exhibit Filing Date, all Exhibits, Schedules and Appendices) may also be obtained, at the Debtors' expense, from the offices of Skadden, Arps, Slate, Meagher & Flom LLP, One Rodney Square, Wilmington, Delaware 19899 or, by request, from IKON Office Solutions, at (302) 777-4500 or from the Debtors' website, www.stonewebinc.com.

Date:    Wilmington, Delaware
         September 4, 2003



                                             /s/ Honorable Peter J. Walsh
                                           -----------------------------------
                                           Honorable Peter J. Walsh
                                           UNITED STATES BANKRUPTCY JUDGE